UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 21, 2007

(Date of Report (date of earliest event reported))

Jackson Hewitt Tax Service Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-32215	20-0779692
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

3 Sylvan Way Parsippany, New Jersey	07054
(Address of principal executive office)	(Zip Code)

(973) 630-1040

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 21, 2007, Jackson Hewitt Inc. (“JHI”) and Jackson Hewitt Technology Services LLC (“JHTSL”), each an affiliate of Jackson Hewitt Tax Service Inc. (the “Company”), entered into the following agreements with Santa Barbara Bank & Trust (“SBBT”), a division of Pacific Capital Bank, N.A.:

a.	Amended and Restated Program Agreement (the “Amended and Restated SBBT Program Agreement”), dated September 21, 2007, between JHI and SBBT; and

b.	Amended and Restated Technology Services Agreement (the “Amended and Restated SBBT Technology Services Agreement”), dated September 21, 2007, between JHTSL and SBBT.

The above agreements (hereinafter collectively referred to as the “SBBT Agreements”) will expire on October 31, 2010. Under the Amended and Restated SBBT Program Agreement, SBBT will offer, process and administer certain financial products, including refund anticipation loans, to customers of certain of the Company’s Jackson Hewitt Tax Service locations (the “SBBT Program”). In connection with the Amended and Restated SBBT Program Agreement, SBBT will pay JHI a fixed annual fee. Pursuant to the Amended and Restated SBBT Technology Services Agreement, JHTSL will provide certain technology services and related support in connection with the SBBT Program. Under the Amended and Restated SBBT Technology Services Agreement, JHTSL will receive a fixed annual fee as well as variable payments tied to growth in the SBBT Program.

The Amended and Restated SBBT Program Agreement and the Amended and Restated SBBT Technology Agreement amend and restate the terms of the Program Agreement, dated February 24, 2006 (the “Original SBBT Program Agreement”), between JHI and SBB&T, and the Technology Services Agreement, dated February 24, 2006 (the “Original SBBT Technology Agreement”), between JHTSL and SBB&T, respectively. The material terms and descriptions of the Original SBBT Program Agreement and the Original SBBT Technology Agreement were previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 1, 2006, and are hereby incorporated by reference.

The Company will seek confidential treatment from the Securities and Exchange Commission for certain portions of the SBBT Agreements in connection with filing such agreements as exhibits to the Company’s Quarterly Report on Form 10-Q for the period ended October 31, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON HEWITT TAX SERVICE INC.

By:	/s/ Mark L. Heimbouch
Mark L. Heimbouch
Executive Vice President and Chief Financial Officer

Date: September 24, 2007

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